CONSUMER MARKETING CORP.
                              A Nevada Corporation

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Consumer Marketing Corp. (the "Company") on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Devinder Randhawa, Chief Executive Officer, and Bob Hemmerling, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated May 13, 2003                                   /s/Devinder Randhawa
      ------------                                   ---------------------------
                                                     Devinder Randhawa,
                                                     Chief Executive Officer


                                                     /s/Robert Hemmerling
                                                     ---------------------------
                                                     Robert Hemmerling,
                                                     Chief Financial Officer